--------------------------------------------------------------------------------

                                 SCHEDULE 13E-3

                                 (Rule13e-100)

      Transaction Statement Pursuant to Section 13(e) of the Securities
                Exchange Act of 1934 and Rule 13e-3 Thereunder

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                       Rule 13e-3 Transaction Statement
                          (Pursuant to Section 13(e)
                    of the Securities Exchange Act of 1934)

                                Amendment No. 2

                       INTEGRATED CIRCUIT SYSTEMS, INC.
--------------------------------------------------------------------------------
                               (Name of Issuer)
                               ICS MERGER CORP.
                              BAIN CAPITAL, INC.
                          BAIN CAPITAL FUND VI, L.P.
                              BCIP ASSOCIATES II
                             BCIP ASSOCIATES II-B
                             BCIP ASSOCIATES II-C
                           BEAR, STEARNS & CO. INC.
                                HENRY I. BOREEN
                                  HOCK E. TAN
                              LEWIS C. EGGEBRECHT
-------------------------------------------------------------------------------
                      (Name of Persons Filing Statement)
                          COMMON STOCK, NO PAR VALUE
-------------------------------------------------------------------------------
                        (Title of Class of Securities)
                                   45811K109
-------------------------------------------------------------------------------
                      (CUSIP Number of Class of Securities)

                             Hock E. Tan
                          Chief Operating Officer
                       Integrated Circuit systems, Inc.
                        2435 Boulevard of the Generals
                           Norristown, PA 19403
                            (610) 630-5300
-------------------------------------------------------------------------------
     (Name, Address and Telephone Number of Persons Authorized to Receive
       Notices and Communications on Behalf of Persons Filing Statement)

                                  Copies to:

                John Howard                     Michael Krupka
         Bear, Stearns & Co. Inc.             Bain Capital, Inc.
              245 Park Avenue                  Two Copley Place
            New York, NY 10167                 Boston, MA 02116
                 (212)                          (617) 572-3000

      Robert Friedel                Dennis M. Myers
    Pepper Hamilton LLP            Kirkland & Ellis
   3000 Two Logan Square         200 East Randolph Dr.
   18th and Arch Street            Chicago, IL 60601
Philadelphia, PA 19103-2799         (312) 861-2000
     (215) 981-4000


This statement is filed in connection with (check the appropriate box):

a. [x] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b.  [ ] The filing of registration statement under the Securities Act of 1933.

c.  [ ] A tender offer.

d.  [ ] None of the above.

 Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]

                            CALCULATION OF FILING FEE
-------------------------------------------------------------------------------

      Transaction Valuation*                        Amount of Filing Fee

        $265,016,407                                    $53,003
-------------------------------------------------------------------------------
*$21.25 per share of common stock of the Issuer plus an aggregate of $12,500,532 million in consideration of outstanding options.

[x] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          Amount Previously Paid:                       $53,003
         Form or Registration No.:                     Schedule 14A
               Filing Party:                 Integrated Circuit Systems, Inc.
                Date Filed:                         February 16, 1999

                                  INTRODUCTION

        This Rule 13E-3 Transaction Statement (this "Statement") relates to the solicitation of proxies by Integrated Circuit Systems, Inc., a Pennsylvania corporation ("Issuer"), in connection with a Special Meeting of its shareholders at which the Issuer's shareholders will be asked to consider a proposal to approve and adopt an Agreement and Plan of Merger (the "Merger Agreement"), dated January 20, 1999, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated February 16, 1999, between the Issuer and ICS Merger Corp., a Pennsylvania corporation newly formed by Bain Capital, Inc. and Bear, Stearns & Co. Inc. ("Merger Corp."). The response to the items in this Statement is the individual response of each of the filers of this Statement.

        The cross reference sheet on the following pages, which is being supplied pursuant to General Instruction F to Schedule 13E-3, shows the location in the Proxy Statement, as amended (the "Proxy Statement"), filed by the Issuer with the Securities and Exchange Commission on April 12, 1999 of the information required to be included in response to the items of this Statement. The information set forth in the Proxy Statement which is attached hereto as Exhibit
(d), including all exhibits thereto, is hereby incorporated herein by reference, and the responses to each Item herein are qualified in their entirety by the provisions of the Proxy Statement.

                              CROSS REFERENCE SHEET

              (Pursuant to General Instruction F to Schedule 13E-3)

   All references are to portions of the Proxy Statement which are incorporated herein and made a part hereof by reference.


           Schedule 13E-3 Item          Reponse / Caption in
           Number and Caption              Proxy Statement
           -------------------          ---------------------

1.  Issuer and Class of Security
    Subject to the Transaction.

    (a)                                 "SUMMARY OF PROXY STATEMENT -- Parties
                                        to the Merger"

    (b) "SUMMARY OF PROXY STATEMENT -- The Special Meeting"; "SUMMARY OF PROXY STATEMENT -- Market Prices for Common Stock and Dividends"; "THE SPECIAL MEETING --Record Date; Quorum"

    (c) "SUMMARY OF PROXY STATEMENT -- Market Prices for Common Stock and Dividends"

    (d) "SUMMARY OF PROXY STATEMENT -- Market Prices for Common Stock and Dividends"

    (e)                                 *

    (f) "SUMMARY OF PROXY STATEMENT -- Market Prices for Common Stock and Dividends"

2.  Identity and Background.

    (a) - (g)                           "SUMMARY OF PROXY STATEMENT -- Parties
                                        to the Merger"; "CERTAIN INFORMATION
                                        CONCERNING MERGER CORP. AND ITS
                                        AFFILIATES"

3.  Past Contacts, Transactions or Negotiations.

    (a) (1)                             "SPECIAL FACTORS - Background of the
                                        Merger"

        (2) "SUMMARY OF PROXY STATEMENT --Conflicts of Interest"; "SPECIAL FACTORS -- Background of the Merger"; "SPECIAL FACTORS -- Conflicts of Interest"

    (b) "SUMMARY OF PROXY STATEMENT --Conflicts of Interest"; "SPECIAL FACTORS -- Background of the Merger"; "SPECIAL FACTORS -- Conflicts of Interest"

4.  Terms of the Transaction.

    (a) "SUMMARY OF PROXY STATEMENT -- The Merger"; "SUMMARY OF PROXY STATEMENT -- Conflicts of Interest"; "SPECIAL FACTORS"

    (b) "SUMMARY OF PROXY STATEMENT --Conflicts of Interest"; "SPECIAL FACTORS -- Background of the Merger"; "SPECIAL FACTORS -- Conflicts of Interest"

5.  Plans or Proposals of the Issuer or Affiliate.

    (a)                                 *

    (b)                                 *



* Not applicable or answer is negative.

           Schedule 13E-3 Item          Reponse / Caption in
           Number and Caption              Proxy Statement
           -------------------          ---------------------


    (c)                                 "THE MERGER -- Effective Time and
                                        Consequences of the Merger"
                                        "CERTAIN INFORMATION CONCERNING MERGER
                                        CORP. AND ITS AFFILIATES"

    (d)                                 "THE MERGER -- Effective Time and
                                        Consequences of the Merger
                                        "THE MERGER -- Financing"

    (e)                                 "THE MERGER -- Effective Time and
                                        Consequences of the Merger"

    (f) "THE MERGER -- Effective Time and Consequences of the Merger" and "THE MERGER -- Delisting and
                                        Deregistration of the Common Stock"

    (g)                                 *

6.  Source and Amount of Funds or Other Consideration.

    (a) "SUMMARY OF PROXY STATEMENT --Financing of the Merger"; "THE MERGER -- Financing"

    (b)                                 "THE MERGER AGREEMENT -- Fees and
                                        Expenses"

    (c) (1) "SUMMARY OF PROXY STATEMENT--Financing of the Merger"; "THE MERGER -- Financing"

        (2)                             "SUMMARY OF PROXY STATEMENT --
                                        Financing of the Merger"; "THE MERGER --
                                        Financing"

    (d)                                 *

7.   Purpose(s), Alternatives, Reasons and Effects.

    (a) "SPECIAL FACTORS -- Recommendation of the Special Committee and the Board of Directors"; "SPECIAL FACTORS -- Reasons of the Company for the Merger"; "SPECIAL FACTORS -- Fairness of the Merger" and "SPECIAL FACTORS --Equity Investors' Reasons for the Merger"

   (b)                                  "SPECIAL FACTORS -- Equity Investors'
                                        Reasons for the Merger"

   (c) "SPECIAL FACTORS -- Recommendation of the Special Committee and the Board of Directors"; "SPECIAL FACTORS --Reasons of the Company for the Merger"; "SPECIAL FACTORS -- Fairness of the Merger" and "SPECIAL FACTORS --Equity Investors' Reasons for the Merger"

   (d) "SUMMARY OF PROXY STATEMENT"; "SPECIAL FACTORS -- Conflicts of Interest"; "THE MERGER -- Effective Time and
                                        Consequences of the Merger"; "THE
                                        MERGER --Federal Income Tax
                                        Consequences"; "SUMMARY OF PROXY
                                        STATEMENT --Accounting Treatment";
                                        "SPECIAL FACTORS -- Recommendation of
                                        the Special Committee and the Board of
                                        Directors"; "SPECIAL FACTORS -- Reasons
                                        of the Company for the Merger"; "SPECIAL
                                        FACTORS -- Fairness of the Merger" and
                                        "SPECIAL FACTORS --Equity Investors'
                                        Reasons for the Merger"

8. Fairness of the Transaction.

   (a) "SPECIAL FACTORS -- Recommendation of the Special Committee and the Board of Directors"; "SPECIAL FACTORS -- Reasons of the Company for the Merger"; "SPECIAL FACTORS -- Fairness of the Merger"; and "SPECIAL FACTORS --Equity Investors' Reasons for the Merger"

* Not applicable or answer is negative.

   Schedule 13E-3 Item                        Response / Caption in
   Number and Caption                         Proxy Statement
   -------------------                        ------------------------
   (b)                                  "SPECIAL FACTORS -- Background of the
                                        Merger;" "SPECIAL FACTORS --
                                        Recommendation of the Special Committee
                                        and the Board of Directors"; "SPECIAL
                                        FACTORS -- Reasons of the Company for
                                        the Merger"; "SPECIAL FACTORS --Fairness of the Merger"; "SPECIAL FACTORS -- Equity Investors' Reasons for the Merger"; and "SPECIAL FACTORS -- Opinion of Financial Advisor"

   (c)                                  "THE SPECIAL MEETING -- Vote Required"

   (d)                                  "SUMMARY OF PROXY STATEMENT --
                                        Recommendation of the Special
                                        Committee and the Company's Board of
                                        Directors" and "SPECIAL FACTORS --
                                        Recommendation of the Special
                                        Committee and the Board of Directors"

   (e)                                  "SUMMARY OF PROXY STATEMENT --
                                        Recommendation of the Special
                                        Committee and the Company's Board of
                                        Directors" and "SPECIAL FACTORS --
                                        Recommendation of the Special
                                        Committee and the Board of Directors"

   (f)                                  *

9. Reports, Opinions, Appraisals and Certain
   Negotiations.

   (a) "SUMMARY OF PROXY STATEMENT -- Opinion of Financial Advisor" and "SPECIAL FACTORS -- Opinion of Financial "Advisor"

   (b)                                  "SUMMARY OF PROXY STATEMENT -- Opinion
                                        of Financial Advisor" and
                                        "SPECIAL FACTORS -- Opinion of
                                        Financial Advisor"

   (c)                                  "SUMMARY OF PROXY STATEMENT -- Opinion
                                        of Financial Advisor" and
                                        "SPECIAL FACTORS -- Opinion of
                                        Financial Advisor"

10. Interest in Securities of the Issuer.

   (a) "SUMMARY OF PROXY STATEMENT -- Conflicts of Interest"; "SPECIAL FACTORS -- "Conflicts of Interest"; "BENEFICIAL OWNERSHIP OF COMMON STOCK"

   (b) "SUMMARY OF PROXY STATEMENT -- Market Prices for Common Stock and Dividends"; "SUMMARY OF PROXY STATEMENT -- Conflicts of Interest"; "SPECIAL FACTORS -- Background of the Merger"; "SPECIAL FACTORS -- Conflicts of Interests"

11. Contracts, Arrangements or Understandings * with Respect to the Issuer's Securities.

12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

   (a) "SUMMARY OF PROXY STATEMENT -- "The Special Meeting"; "THE SPECIAL MEETING -- Vote Required"

   (b) "SUMMARY OF PROXY STATEMENT -- Recommendation of the Special Committee and the Company's Board of Directors"; "SPECIAL FACTORS -- Recommendations of the Special Committee and the Board of Directors"; "SPECIAL FACTORS -- Reasons of the Company for the Merger"; and "SPECIAL FACTORS -- Fairness of the Merger."

* Not applicable or answer is negative.

13. Other Provisions of the Transaction.

   (a) "SUMMARY OF PROXY STATEMENT -- Rights of Dissenting Shareholders"; and "THE MERGER -- Rights of Dissenting Shareholders" and "APPRAISAL RIGHT OF DISSENTING SHAREHOLDERS"

   (b)                                  *

   (c)                                  *

14. Financial Information.

   (a)                                  "SUMMARY OF PROXY STATEMENT -- SUMMARY
                                        Financial Information" and
                                        "DOCUMENTS INCORPORATED BY REFERENCE"

   (b)                                  *

15. Persons and Assets Employed, Retained or Utilized.


   Schedule 13E-3 Item                        Response / Caption in
   Number and Caption                         Proxy Statement
   -------------------                        ------------------------

    (a) "THE SPECIAL MEETING -- Solicitation of Proxies" and "SPECIAL FACTORS -- Conflicts of Interest"

    (b)                                 "THE SPECIAL MEETING -- Solicitation of
                                        Proxies"

16. Additional Information.             *

* Not applicable or answer is negative.

Item 1.   Issuer and Class of Security Subject to Transaction.

     (a) The information set forth in "SUMMARY OF PROXY STATEMENT -- Parties to the Merger" of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in "SUMMARY OF PROXY STATEMENT -- The Special Meeting," "SUMMARY OF PROXY STATEMENT -- Market Prices for Common Stock and Dividends," and "THE SPECIAL MEETING -- Record Date; Quorum" of the Proxy Statement is incorporated herein by reference.

     (c) The information set forth in "SUMMARY OF PROXY STATEMENT -- Market Prices for Common Stock and Dividends" of the Proxy Statement is incorporated herein by reference.

     (d) The information set forth in "SUMMARY OF PROXY STATEMENT -- Market Prices for Common Stock and Dividends."

     (e) Not applicable.

     (f) The information set forth in "SUMMARY OF PROXY STATEMENT -- Market Prices for Common Stock and Dividends"

Item 2.   Identity and Background.

     (a)-(g) The information set forth in "SUMMARY OF PROXY STATEMENT -- Parties to the Merger" and "CERTAIN INFORMATION CONCERNING MERGER CORP. AND ITS AFFILIATES" of the Proxy Statement is incorporated herein by reference.

Item 3.   Past Contacts, Transactions or Negotiations.

     (a)(1) The information set forth in "SPECIAL FACTORS -- Background of the Merger" is incorporated herein by reference

     (a)(2) The information set forth in "SUMMARY OF PROXY STATEMENT --Conflicts of Interest," "SPECIAL FACTORS -- Background of the Merger," and "SPECIAL FACTORS -- Conflicts of Interest" of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in "SUMMARY OF PROXY STATEMENT -- Conflicts of Interest," "SPECIAL FACTORS -- Conflicts of Interest" and "SPECIAL FACTORS -- Background of the Merger" of the Proxy Statement is incorporated herein by reference.

Item 4.   Terms of the Transaction.

     (a) The information set forth in "SUMMARY OF PROXY STATEMENT -- The Merger," "SUMMARY OF PROXY STATEMENT -- Conflicts of Interest" and "SPECIAL FACTORS" of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in "SUMMARY OF PROXY STATEMENT -- Conflicts of Interest," "SPECIAL FACTORS -- Background of the Merger" and "SPECIAL FACTORS -- Conflicts of Interest" of the Proxy Statement is incorporated herein by reference.


Item 5.  Plans or Proposals of the Issuer or Affiliate.

     (a) Not applicable.

     (b) Not applicable.

     (c) The information set forth in "THE MERGER -- Effective Time and Consequences of the Merger" and "CERTAIN INFORMATION CONCERNING MERGER CORP. AND ITS AFFILIATES" is incorporated herein by reference.

     (d) The information set forth in "THE MERGER -- Effective Time and Consequences of the Merger" and "THE MERGER -- Financing" of the Proxy Statement is incorporated herein by reference.

     (e) The information set forth in "THE MERGER -- Effective Time and Consequences of the Merger" of the Proxy Statement is incorporated herein by reference.

     (f) The information set forth in "THE MERGER -- Effective Time and Consequences of the Merger" and "THE MERGER -- Delisting and Deregistration of the Common Stock" of the Proxy Statement is incorporated herein by reference.

     (g) Not applicable.


Item 6.  Source and Amount of Funds or Other Consideration.

     (a) The information set forth in "SUMMARY OF PROXY STATEMENT -- Financing of the Merger" and "THE MERGER -- Financing" of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in "THE MERGER AGREEMENT -- Fees and Expenses" of the Proxy Statement is incorporated herein by reference.

     (c)(1) and (2) The information set forth in "SUMMARY OF PROXY STATEMENT -- Financing of the Merger" and "THE MERGER -- Financing" of the Proxy Statement is incorporated herein by reference.

     (d) Not applicable.


Item 7.  Purpose(s), Alternatives, Reasons and Effects.

     (a) The information set forth in "SPECIAL FACTORS -- Recommendation of the Special Committee and the Board of Directors," "SPECIAL FACTORS -- Reasons of the Company for the Merger," and "SPECIAL FACTORS -- Equity Investors' Reasons for the Merger" of the Proxy Statement is incorporated herein by reference.

     (b) "SPECIAL FACTORS -- Equity Investors' Reasons for the Merger"

     (c) The information set forth in "SPECIAL FACTORS -- Recommendation of the Special Committee and the Board of Directors," "SPECIAL FACTORS -- Reasons of the Company for the Merger", "SPECIAL FACTORS -- Fairness of the Merger" and "SPECIAL FACTORS --Equity Investors' Reasons for the Merger."

     (d) The information set forth in "SUMMARY OF PROXY STATEMENT," "SPECIAL FACTORS -- Conflicts of Interest," "THE MERGER -- Effective Time and Consequences of the Merger," "THE MERGER -- Federal Income Tax Consequences," "SUMMARY OF PROXY STATEMENT -- Accounting Treatment," and SPECIAL FACTORS -- Recommendation of the Special Committee and the Board of Directors," "SPECIAL FACTORS -- Reasons of the Company for the Merger", "SPECIAL FACTORS -- Fairness of the Merger" and "SPECIAL FACTORS -- Equity Investors' Reasons for the Merger" of the Proxy Statement is incorporated herein by reference.

Item 8.  Fairness of the Transaction.

     (a) The information set forth in "SPECIAL FACTORS -- Recommendation of the Special Committee and the Board of Directors," "SPECIAL FACTORS -- Reasons of the Company for the Merger," "SPECIAL FACTORS -- Fairness of the Merger" and "SPECIAL FACTORS --Equity Investors' Reasons for the Merger."

     (b) The information set forth in "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS -- Recommendation of the Special Committee and the Board of Directors," "SPECIAL FACTORS -- Reasons of the Company for the Merger;" "SPECIAL FACTORS --Equity Investors' Reasons for the Merger" and "SPECIAL FACTORS - Opinion of Financial Advisor" of the Proxy Statement is incorporated herein by reference.

     (c) The information set forth in "THE SPECIAL MEETING -- Vote Required" of the Proxy Statement is incorporated herein by reference.

     (d) The information set forth in "SUMMARY OF PROXY STATEMENT -- Recommendation of the Special Committee and the Company's Board of Directors" and "SPECIAL FACTORS -- Recommendation of the Special Committee of the Board of Directors."

     (e) The information set forth in "SUMMARY OF PROXY STATEMENT -- Recommendation of the Special Committee and the Company's Board of Directors" and "SPECIAL FACTORS -- Recommendation of the Special Committee and the Board of Directors" of the Proxy Statement is incorporated herein by reference.

      (f) Not applicable.


Item 9.  Reports, Opinions, Appraisals and Certain Negotiations.

     (a) The information set forth in "SUMMARY OF PROXY STATEMENT -- Opinion of Financial Advisor" and "SPECIAL FACTORS -- Opinion of Financial Advisor" of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in "SUMMARY OF PROXY STATEMENT -- Opinion of Financial Advisor" and "SPECIAL FACTORS -- Opinion of Financial Advisor" of the Proxy Statement is incorporated herein by reference.

     (c) The information set forth in "SUMMARY OF PROXY STATEMENT -- Opinion of Financial Advisor" and "SPECIAL FACTORS -- Opinion of Financial Advisor" of the Proxy Statement is incorporated herein by reference.


Item 10.  Interest in Securities of the Issuer.

     (a) The information set forth in "SUMMARY OF PROXY STATEMENT -- Conflicts of Interest" and "SPECIAL FACTORS -- Convlicts of Interest" and "BENEFICIAL OWNERSHIP OF COMMON STOCK" of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth in "SUMMARY OF THE PROXY STATEMENT -- Market Prices for Common Stock and Dividends," "SUMMARY OF PROXY STATEMENT -- Conflicts of Interest," "SPECIAL FACTORS -- Background of the Merger" and "SPECIAL
FACTORS -- Conflicts of Interest" of the Proxy Statement is incorporated herein by reference.


Item 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.

     Negative

Item 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

     (a) The information set forth in "SUMMARY OF PROXY STATEMENT -- The Special Meeting"; "THE SPECIAL MEETING -- Vote Required" of the Proxy Statement is
 incorporated herein by reference.

     (b) The information set forth in "SUMMARY OF PROXY STATEMENT -- Recommendation of the Special Committee and the Company's Board of Directors"; "SPECIAL FACTORS -- Recommendations of the Special Committee and the Board of Directors," "SPECIAL FACTORS -- Reasons of the Company for the Merger" and "SPECIAL FACTORS -- Fairness of the Merger" of the Proxy Statement is incorporated herein by reference.

Item 13.  Other Provisions of the Transaction.

     (a) The information set forth in "SUMMARY OF PROXY STATEMENT -- Rights of Dissenting Shareholders," and "THE MERGER -- Rights of Dissenting Shareholders" and "APPRAISAL RIGHTS OF DISSENTING SHAREHOLDERS" of the Proxy Statement is incorporated herein by reference.

     (b) Not applicable.

     (c) Not applicable.


Item 14.  Financial Information.

     (a) The information set forth in "SUMMARY OF PROXY STATEMENT -- Summary Financial Information" and "DOCUMENTS INCORPORATED BY REFERENCE" of the Proxy Statement is incorporated herein by reference.

     (b) "THE SPECIAL MEETING -- Solicitation of Proxies"


Item 15.  Persons and Assets Employed, Retained or Utilized.

     (a) The information set forth in "THE SPECIAL MEETING -- Soliciation of Proxies" and "SPECIAL FACTORS -- Conflicts of Interest" is incorporated herein by reference.

      (b) Negative


Item 16.  Additional Information.

     Not applicable.

                                    SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


April 14, 1999                       BAIN CAPITAL, INC.
-----------------------
               (Date)                By: /s/ Michael A. Krupka
                                        ---------------------------------
                                        Name: Michael A. Krupka
                                        Title: Managing Director


                                     BAIN CAPITAL FUND VI, L.P.
                                     By:  Bain Capital Partners VI, L.P.
                                     Its: General Partner

                                     By:  Bain Capital Investors, Inc.
                                     Its: General Partner


                                     By:  /s/ Michael A. Krupka
                                        ---------------------------------
                                          Name:    Michael A. Krupka
                                          Title:   Managing Director



                                     INTEGRATED CIRCUIT SYSTEMS, INC.


                                     By:  /s/ Hock E. Tan
                                        ---------------------------------
                                          Name:    Hock E. Tan
                                          Title:   Chief Operating Officer



                                     BCIP ASSOCIATES II
                                     By:  Bain Capital, Inc.
                                     Its: Managing Partner


                                     By:  /s/ Michael A. Krupka
                                        ---------------------------------
                                          Name:    Michael A. Krupka
                                          Title:   Managing Director


                                     BCIP ASSOCIATES II-B
                                     By:  Bain Capital, Inc.
                                     Its: Managing Partner


                                     By:  /s/ Michael A. Krupka
                                          -------------------------------
                                          Name:   Michael A. Krupka
                                          Title:  Managing Director

                                      BCIP ASSOCIATES II-C
                                      Bain Capital, Inc.
                                      Its: Managing Partner

                                      By: /s/ Michael A. Krupka
                                          -----------------------------------
                                          Name:   Michael A. Krupka
                                          Title:  Managing Director


                                                  /s/ Henry I. Boreen
                                          -----------------------------------
                                                     Henry I. Boreen


                                                  /s/ Hock E. Tan
                                          -----------------------------------
                                                     Hock E. Tan


                                                /s/ Lewis C. Eggebrecht
                                          -----------------------------------
                                                   Lewis C. Eggebrecht


                                      ICS MERGER CORP.


                                      By: /s/ Michael A. Krupka
                                         ------------------------------------
                                          Name:   Michael A. Krupka
                                          Title:  President


                                      BEAR STEARNS & CO. INC.


                                      By: /s/ Bodil Arlander
                                          -----------------------------------
                                          Name: Bodil Arlander
                                          Title: Vice President

                                                               INDEX TO EXHIBITS

EXHIBIT NO.        DESCRIPTION
-----------        -------------------------------------------------------------
(a)                Commitment letter for bank financing.

(b)(1) Opinion of Pennsylvania Merchant Group. Included as Appendix B to Exhibit (d) hereto.

(b)(2)             Presentation of Pennsylvania Merchant Group, dated
                   October 12, 1998.

(b)(3)             Presentation of Pennsylvania Merchant Group, dated
                   October 15, 1998.

(b)(4)             Presentation of Pennsylvania Merchant Group, dated
                   January 15, 1999.

(c) Agreement and Plan of Merger, dated as of January 20, 1998, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated February 16, 1999, between ICS Merger Corp. and Integrated Circuit Systems, Inc. Included as Appendix A to Exhibit (d) hereto.

(d)                Definitive Proxy Statement of Integrated Circuit Systems,
                   Inc.

(e) Text of Subchapter 15D Section 1906 and Section 1930 of the Business Corporation Law of Pennsylvania. Included as Appendix C to Exhibit (d) hereto.

(f)                Not applicable.


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